Exhibit 4.3.1

AUDIENCE, INC.

AMENDMENT TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This amendment (the “Amendment”) to the Amended and Restated Investors’ Rights Agreement is made as of June 24, 2011 (the “Existing Agreement”), by and among Audience, Inc., a California corporation (the “Company”), Lloyd Watts, Ph.D. (the “Founder”), and certain holders of the Company’s Preferred Stock, as set forth on Exhibit B to the Existing Agreement, including holders of the Series A-1 Preferred Stock (the “Series A-1 Holders”), Vulcan Ventures Inc. (the “Series A-2 Holder”), holders of the Company’s Series A-3 Preferred Stock (the “Series A-3 Holders”), holders of the Company’s Series AA Preferred Stock (the “Series AA Holders”), holders of the Company’s Series AA-1 Preferred Stock listed (the “Series AA-1 Holders”), holders of the Company’s Series B Preferred Stock (the “Series B Holders”), holders of the Company’s Series B-1 Preferred Stock (the “Series B-1 Holders”), holders of the Company’s Series C Preferred Stock (the “Series C Holders”), and holders of the Company’s Series D Preferred Stock (the “Series D Holders”), and holders of the Company’s Series E Preferred Stock (the “Series E Holders,” and collectively, the “Investors”).

RECITALS

WHEREAS, the Company and the Investors entered into that certain Amended and Restated Investors’ Rights Agreement, dated as of February 3, 2010 (the “Agreement”);

WHEREAS, the Company has adopted a new 2011 Equity Incentive Plan and issued additional options thereunder;

WHEREAS, the Investors wish to exclude all options and other securities issued or issuable under the 2011 Equity Incentive Plan from the right of first offer set forth in the Agreement;

WHEREAS, Section 3.4 of the Agreement provides that the Agreement may be amended or modified only upon written consent of the Company and the Investors holding at least 65% of the capital stock then held by the Investors as a group; and

WHEREAS, the Company and the undersigned Investors representing greater than 65% of the capital stock held by the Investors desire to amend the Agreement as follows:

AGREEMENT

1.      Section 2.3(d)(ii) of the Agreement is amended to read as follows:

“up to 159,117,552 shares (subject to adjustment for stock splits, stock dividends, reclassification or the like) of Common Stock or Common Stock Derivatives to employees, consultants or directors of the Company pursuant to a stock option plan or restricted stock plan approved by the Board of Directors;”

2.      Except as specified in this Amendment, all terms and conditions of the Agreement shall continue in full force and effect.

3.      This Amendment may not be altered, amended or modified in any way other than pursuant to Section 3.4 of the Agreement.

4.      This Amendment shall be governed in all respects by the internal laws of the State of California, as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

5.      This amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

(Remainder of page intentionally left blank)

The parties have executed this Amendment to the Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY

AUDIENCE, INC,

By:	/s/ Peter Santos
Peter Santos. President and CEO

Address:	440 Clyde Avenue Mountain View, CA 94043

FOUNDER:

Lloyd Watts, Ph.D.

Address:	440 Clyde Avenue Mountain View, CA 94043

SIGNATURE PAGE TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amendment to the Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY

AUDIENCE, INC.

By:	Peter Santos. President and CEO

Address:	1330 Villa Street Mountain View, CA 94041

FOUNDER:

/s/ Lloyd Watts Lloyd Watts, Ph. D.

Address:	1330 Villa Street Mountain View, CA 94041

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTORS

Tallwood I, L.P.
By Tallwood Management Co., LLC
Its general partner

By:	/s/ George Pavlov George Pavlov
General Partner

Tallwood III, L.P.
Tallwood III Partners, L.P.
Tallwood III Associates, L.P.
By Tallwood III Management, LLC
Its general partner

By:	/s/ George Pavlov George Pavlov
General Partner

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTORS

Tallwood II, L.P.
Tallwood II Partners, L.P.
Tallwood II Associates, L.P.
By Tallwood II Management, LLC
Its general partner

By:	/s/ George Pavlov
George Pavlov General Partner

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTORS

New Enterprise Associates 11, Limited Partnership
By its general partner, NEA Partners 11, Limited Partnership
By its general partner, NEA 11 GP, LLC

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

NEA Ventures 2006, Limited Partnership

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Vice President

Address:	[address]

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

Vulcan Ventures Incorporated

By:	/s/ William L. McGrath
William L. McGrath, Vice President
Vice President

Vulcan Capital Venture Capital I LLC
By: Vulcan Capital Venture Capital Management I LLC,
its Manager

By:	Vulcan Ventures Incorporated,
its Managing Member

By:	/s/ William L. McGrath
William L. McGrath, Vice President

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Richard Stern
Signature

Richard Stern
Print Name

6/24/11
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Carlos Avendano
Signature

Carlos Avendano
Print Name

6/23/2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ William W. Hoppin
Signature

William W. Hoppin
Print Name

6/23/11
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Pamela H. Johnson
Signature

Pamela H. Johnson, Trustee of Pamela H. Johnson Revocable Trust
Print Name

6/23/11
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ George Apostol, Jr.
Signature

George Apostol, Jr.
Print Name

June 22, 2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Carver A. Mead
Signature

Carver A. Mead
Print Name

6/22/11
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Donald G. Watt
Signature

Donald G. Watt
Print Name

June 13, 2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ James Huey
Signature

James Huey
Print Name

06/20/2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Carlos Murgia
Signature

Carlos Murgia
Print Name

06/20/2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Joanne Pontis
Signature

Joanne Pontis
Print Name

6-16-11
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

Barry Cox

/s/ Barry Cox

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Matthew M. Cowan
Signature

Matthew M. Cowan
Print Name

6/17/2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ William F. Kurtz
Signature

William F. Kurtz
Print Name

6/15/2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Robert G. Hiller
Signature

Robert G. Hiller
Print Name

13 June 2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Donata Oertel Sugden
Signature

Donata Oertel Sugden
Print Name

June 9, 2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Patricia Birks
Signature

Patricia Birks
Print Name

June 13, 2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ David M. Moore
Signature

David M. Moore
Print Name

6/14/11
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Valery Watts
Signature

Valery Watts
Print Name

June 14, 2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Eric Knudsen
Signature

Eric Knudsen
Print Name

6/14/11
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]

INVESTOR

/s/ Dennis G. Sabo
Signature

Dennis G. Sabo
Print Name

6/20/2011
Date Signed

[Signature Page to the Amendment to the Amended and Restated Investors’ Rights Agreement]